EV CLASSIC SENIOR
                                FLOATING-RATE FUND

                           SUPPLEMENT TO THE PROSPECTUS
                                      DATED
                                  MARCH 15, 2000


  The following paragraph is added to the "EARLY WITHDRAWAL CHARGE" section under "Sales Charges":

  No early withdrawal charge will be imposed on Fund shares where the shares purchased and maintained in an account exceed $5 million; in such cases investment dealers will receive compensation from the principal underwriter in monthly payments during the first year. Additional purchases will be treated similarly.



APRIL 10, 2000                                                           CSFRPS1